UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 27, 2020
Date of Report (date of earliest event reported)
J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274		26-0037077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

6501 Legacy Drive	Plano	Texas	75024-3698
(Address of Principal Executive Offices)			(Zip Code)
(972) 431-1000
Registrant's telephone number, including area code
 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of 50 cents par value	JCP	New York Stock Exchange
Preferred Stock Purchase Rights	JCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

J. C. Penney Company, Inc. (the “Company”) issued an earnings press release on February 27, 2020 announcing its 2019 fourth quarter and full year results of operations and financial condition. The full text of the press release is attached as Exhibit 99.1.

The press release and accompanying schedules provide certain information regarding (i) adjusted earnings before net interest expense, income tax expense/(benefit) and depreciation and amortization (adjusted EBITDA), (ii) adjusted net income/(loss), (iii) adjusted earnings/(loss) per share - diluted, (iv) adjusted comparable store sales and (v) free cash flow, all of which may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. A reconciliation of each such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP is included with the release.

The Company defines (i) adjusted EBITDA as net income/(loss) excluding net interest expense (including the (gain)/loss on extinguishment of debt), income tax expense/(benefit), depreciation and amortization, restructuring and management transition charges, other components of net periodic pension cost/(income), the net (gain)/loss on the sale of non-operating assets, and the proportional share of net income from the joint venture formed to develop the excess property adjacent to the Company’s home office facility in Plano, Texas (Home Office Land Joint Venture), (ii) adjusted net income/(loss) as net income/(loss) excluding restructuring and management transition charges, other components of net periodic pension cost/(income), the (gain)/loss on extinguishment of debt, the net (gain)/loss on the sale of non-operating assets, the proportional share of net income from the Home Office Land Joint Venture, and the tax impact for the allocation of income taxes to other comprehensive income items related to the Company’s pension plans and interest rate swaps, and (iii) adjusted earnings/(loss) per share - diluted as earnings/(loss) per share - diluted excluding restructuring and management transition charges, other components of net periodic pension cost/(income), the (gain)/loss on extinguishment of debt, the net (gain)/loss on the sale of non-operating assets, the proportional share of net income from the Home Office Land Joint Venture, and the tax impact for the allocation of income taxes to other comprehensive income items related to the Company’s pension plans and interest rate swaps. Unlike other operating expenses, restructuring and management transition charges, other components of net periodic pension cost/(income), the (gain)/loss on extinguishment of debt, the net (gain)/loss on the sale of non-operating assets, the proportional share of net income from the Home Office Land Joint Venture, and the tax impact for the allocation of income taxes to other comprehensive income items related to the Company’s pension plans and interest rate swaps are not directly related to the Company’s ongoing core business operations, which consist of selling merchandise and services to consumers through the Company’s department stores and the Company’s website at jcpenney.com. Further, the adjustments are for non-operating activities such as impairments for closed stores included in restructuring and management transition charges and joint venture earnings from the sale of excess land included in the proportional share of net income from the Home Office Land Joint Venture. Additionally, other components of net periodic pension cost/(income) is determined using numerous complex assumptions about changes in pension assets and liabilities that are subject to factors beyond the Company’s control, such as market volatility. The Company believes that the presentation of these non-GAAP financial measures, which management uses to assess the Company’s operating results, is useful in order to better understand the Company’s financial performance and facilitate the comparison of the Company’s results to the results of its peer companies.

The Company defines comparable store sales as sales from all stores, including sales from services, that have been open for 12 consecutive full fiscal months and Internet sales. Comparable store sales is a key performance indicator used by numerous retailers to measure the sales growth of its underlying operations. Comparable store sales is considered to be a GAAP measure as the key performance indicator is measured based on GAAP net sales. Comparable store sales that exclude the impact of major appliance and in-store furniture categories is considered a non-GAAP measure. Given the Company’s elimination of these categories from its merchandise assortment, the Company believes that providing a comparable store sales metric that excludes the impact of major appliance and in-store furniture categories is useful for investors to evaluate the impact of these changes on the Company’s sales performance.

The Company defines free cash flow as cash flow from operating activities less capital expenditures, plus proceeds from the sale of operating assets. The Company believes that free cash flow is a relevant indicator of its ability to repay maturing debt, revise its dividend policy or fund other uses of capital that the Company believes will enhance stockholder value. Free cash flow is limited and does not represent remaining cash flows available for discretionary expenditures due to the fact that the measure does not deduct payments required for debt maturities, payments made for business acquisitions or required pension contributions, if any.

The Company believes it is important to view each of these non-GAAP financial measures in addition to, rather than as a substitute for, the GAAP measures of net income/(loss), earnings/(loss) per share - diluted, comparable store sales and cash flow from operating activities, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. News Release issued February 27, 2020
	Exhibit 101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Bill Wafford
Bill Wafford Executive Vice President, Chief Financial Officer

Date:  February 27, 2020